                                                                    Exhibit 10.2

EXECUTION COPY

                     SECOND AMENDMENT TO FINANCING AGREEMENT

            SECOND AMENDMENT, dated as of July 29, 2004 (this "Second Amendment"), by and among Value City Department Stores, Inc., an Ohio corporation ("Value City"), Shonac Corporation, an Ohio corporation ("Shonac"), DSW Shoe Warehouse, Inc., a Missouri corporation ("DSW"), Gramex Retail Stores, Inc., a Delaware corporation ("Gramex"), Filene's Basement, Inc., a Delaware corporation ("Filene's"), GB Retailers, Inc., a Delaware corporation ("GB"), Value City Limited Partnership, an Ohio limited partnership ("VCLP"), Value City of Michigan, Inc., a Michigan corporation ("VC Michigan"), and together with Value City, Shonac, DSW, Gramex, Filene's, GB and VCLP, each a "Borrower" and collectively, the "Borrowers"), certain affiliates of the Borrowers party hereto as guarantors, each a "Guarantor" and collectively, the "Guarantors"), the Lenders from time to time party hereto (each, a "Lender" and collectively, the "Lenders") and Cerberus Partners, L.P., a Delaware limited partnership ("CP"), as agent for the Lenders (in such capacity, together with its successors and assigns, the "Agent").

                                    RECITALS

            WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agent are parties to that certain Financing Agreement dated as of June 11, 2002 (as amended by that certain First Amendment to Financing Agreement dated October 7, 2003, and as further amended, supplemented, restated or otherwise modified through the date hereof, the "Financing Agreement");

            WHEREAS, the Financing Agreement currently has a Final Maturity Date (as defined therein) of June 11, 2005;

            WHEREAS, the Borrowers and the Agent have agreed, and the Guarantors have consented, to extend the term of the Financing Agreement for 1 (one) additional year until June 11, 2006;

            NOW THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto hereby agree as follows:

            1. Definitions. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Financing Agreement.

            2. Amendments.

                  (a) Amendment of Section 1.01. The definition of the term "Final Maturity Date" contained in Section 1.01 of the Financing Agreement is hereby amended by deleting "June 11, 2005" and replacing it with the phrase "June 11, 2006".

                  (b) Amendment of Section 2.06(b). Section 2.06(b) is hereby amended by the addition thereto of the following sentence at the end of such section: "Additionally, the Anniversary Fee due and payable on June 11, 2005 shall be increased by the amount of $125,000, such that the amount of


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
                                                                    Exhibit 10.2

such Anniversary Fee due and payable on such date shall be equal to the sum of 3.0% of the Term Loan B principal amount outstanding, including PIK Interest, plus $125,000."

            3. Conditions to Effectiveness. This Second Amendment shall become effective upon satisfaction in full of the following conditions precedent:

                  (a) Both before and immediately after giving effect to this Second Amendment,

                        (i) the representations and warranties contained in this
            Second Amendment, Article V of the Financing Agreement and the other Loan Documents shall be correct on and as of the date of this Second Amendment as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); and

                        (ii) no Default or Event of Default shall have occurred
            and be continuing on the date of this Second Amendment or result from this Second Amendment becoming effective in accordance with its terms.

                  (b) The Agent shall have received this Second Amendment duly executed by the Loan Parties, the Lenders and the Agent, and duly acknowledged and consented to by the Revolving Credit Agent and the Convertible Agent.

            4. Loan Parties' Representations and Warranties. Each Loan Party represents and warrants to the Agent and the Lenders as follows:

                  (a) Such Loan Party

                        (i) is duly organized, validly existing and in good
            standing under the laws of the state of its organization; and

                        (ii) has all requisite power, authority and legal right
            to execute, deliver and perform this Second Amendment and to perform the Financing Agreement, as amended hereby.

                  (b) The execution, delivery and performance by such Loan Party of this Second Amendment and the performance by such Loan Party of the Financing Agreement, as amended hereby

                        (i) have been duly authorized by all necessary action,

                        (ii) do not and will not violate or create a default
            under such Loan Party's organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting such Loan Party or any of such Loan Party's properties, except where such violation or default is not reasonably likely to have a Material Adverse Effect, and


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                                                                    Exhibit 10.2

                        (iii) except as provided in the Loan Documents, do not
            and will not result in or require the creation of any Lien, upon or with respect to such Loan Party's property.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority is required in connection with the due execution, delivery and performance by such Loan Party of this Second Amendment or the performance by such Loan Party of the Financing Agreement, as amended hereby.

                  (d) This Second Amendment and the Financing Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their terms, except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and by general principles of equity.

                  (e) Both before and immediately after giving effect to this Second Amendment,

                        (i) the representations and warranties contained in
            Article V of the Financing Agreement are correct on and as of the date hereof as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and

                        (ii) no Default or Event of Default has occurred and is
            continuing on and as of the date hereof.

            5. Continued Effectiveness of Financing Agreement. Each Loan Party hereby (a) confirms and agrees that the Financing Agreement and each other Loan Documents to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date of this Second Amendment all references in any such Loan Documents to the "Financing Agreement", the "Agreement", "hereto", "hereof", "hereunder", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Second Amendment, (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Agent, for the ratable benefit of the Lenders, or to grant to the Agent, for the ratable benefit of the Lenders a security interest in or Lien on, any Collateral as security for the Obligations of the Loan Parties, or any of their respective Subsidiaries from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects, and (c) confirms and agrees that no amendment of any terms or provisions of the Financing Agreement or the amendments granted hereunder shall relieve any Loan Party from complying with such terms and provisions other than as expressly amended hereby or from complying with any other term or provision thereof or herein.

            6. Reaffirmation by Guarantors. Each Guarantor hereby (a) consents to the transactions contemplated by this Second Amendment; (b) acknowledges and reaffirms its obligations owing to the Agent and the Lenders under any Loan Documents to which it is a party; and (c) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the Guarantors has been informed of the matters set forth herein and has acknowledged and agreed to



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
                                                                    Exhibit 10.2

same, it understands that neither the Agent nor any Lender has any obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty.

            7. Miscellaneous.

                  (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of such taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Second Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Second Amendment.

                  (b) Second and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

                  (c) This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. Each of the parties to this Second Amendment hereby irrevocably waives all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Second Amendment.

                  (d) This Second Amendment is a Loan Document executed pursuant to the Financing Agreement and shall be construed, administered and interpreted in accordance with the terms thereof.

            8. JURY TRIAL WAIVER. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT THEY MAY HAVE TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION, OR IN ANY LEGAL PROCEEDING, DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS SECOND AMENDMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SECOND AMENDMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INCLUDED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

            IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment, to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


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
                                                                    Exhibit 10.2


                                        BORROWERS:

                                        VALUE CITY DEPARTMENT STORES, INC.,
                                        an Ohio corporation


                                        By:    /s/ James A. McGrady
                                               ---------------------------------
                                        Name:  James A. McGrady
                                        Title: Chief Financial Officer

                                        SHONAC CORPORATION, an Ohio corporation

                                        By:    /s/ James A. McGrady
                                               ---------------------------------
                                        Name:  James A. McGrady
                                        Title: Chief Financial Officer

                                        DSW SHOE WAREHOUSE, INC., a Missouri
                                        corporation


                                        By:    /s/ James A. McGrady
                                               ---------------------------------
                                        Name:      James A. McGrady
                                        Title: Chief Financial Officer

                                        GRAMEX RETAIL STORES, INC., a Delaware
                                        corporation


                                        By:    /s/ James A. McGrady
                                               ---------------------------------
                                        Name:      James A. McGrady
                                        Title: Chief Financial Officer

                                        FILENE'S BASEMENT, INC., a Delaware
                                        corporation


                                        By:    /s/ James A. McGrady
                                               ---------------------------------
                                        Name:      James A. McGrady
                                        Title: Chief Financial Officer

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
                                                                    Exhibit 10.2

                                        VALUE CITY LIMITED PARTNERSHIP, an
                                        Ohio limited partnership

                                        By:    Westerville Road GP, Inc.,its
                                               General Partner

                                        By:    /s/ James A. McGrady
                                               ---------------------------------
                                        Name:      James A. McGrady
                                        Title: Chief Financial Officer

                                        VALUE CITY OF MICHIGAN, INC., a
                                        Michigan corporation


                                        By:    /s/ James A. McGrady
                                               ---------------------------------
                                        Name:      James A. McGrady
                                        Title: Chief Financial Officer

                                        GB RETAILERS, INC., a Delaware
                                        corporation

                                        By:    /s/ James A. McGrady
                                               ---------------------------------
                                        Name:      James A. McGrady
                                        Title: Chief Financial Officer



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
                                                                    Exhibit 10.2

                                        GUARANTORS:

                                        J.S. OVERLAND DELIVERY, INC.,
                                        a Delaware corporation

                                        By:    /s/ James A. McGrady
                                               ---------------------------------
                                        Name:  James A. McGrady
                                        Title: Chief Financial Officer

                                        VALUE CITY DEPARTMENT STORES SERVICES,
                                        INC., a Delaware corporation

                                        By:    /s/ James A. McGrady
                                               ---------------------------------
                                        Name:  James A. McGrady
                                        Title: Chief Financial Officer

                                        WESTERVILLE ROAD GP, INC., a Delaware
                                        corporation

                                        By:    /s/ James A. McGrady
                                               ---------------------------------
                                        Name:  James A. McGrady
                                        Title: Chief Financial Officer

                                        WESTERVILLE ROAD LP, INC., a Delaware
                                        corporation

                                        By:    /s/ James A. McGrady
                                               ---------------------------------
                                        Name:  James A. McGrady
                                        Title: Chief Financial Officer

                                        RETAIL VENTURES, INC., an Ohio
                                        corporation

                                        By:    /s/ James A. McGrady
                                               ---------------------------------
                                        Name:  James A. McGrady
                                        Title: Chief Financial Officer

                                        RETAIL VENTURES JEWELRY, INC., an Ohio
                                        corporation

                                        By:    /s/ James A. McGrady
                                               ---------------------------------
                                        Name:  James A. McGrady
                                        Title: Chief Financial Officer

                                                                    Exhibit 10.2

                                        RETAIL VENTURES SERVICES, INC., an Ohio
                                        corporation


                                        By:    /s/ James A. McGrady
                                               ---------------------------------
                                        Name:  James A. McGrady
                                        Title: Chief Financial Officer

                                        RETAIL VENTURES IMPORTS, INC.,
                                        (formerly known as VC Acquisition,
                                        Inc.), an Ohio corporation

                                        By:    /s/ James A. McGrady
                                               ---------------------------------
                                        Name:  James A. McGrady
                                        Title: Chief Financial Officer

                                        AGENT AND LENDER:

                                        CERBERUS PARTNERS, L.P., a Delaware
                                        limited partnership

                                        By:    CERBERUS ASSOCIATES, L.L.C.


                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        LENDER:

                                        SCHOTTENSTEIN STORES CORPORATION,
                                        a Delaware corporation

                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:





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
                                                                    Exhibit 10.2



ACKNOWLEDGMENT AND CONSENT:

CERBERUS PARTNERS, L.P., a Delaware
limited partnership, as Convertible Agent

By: CERBERUS ASSOCIATES, L.L.C.


By:
      ----------------------------------
Name:
Title:


NATIONAL CITY BUSINESS CREDIT, INC.,
f/k/a/ National City Commercial
Finance, Inc., an Ohio corporation,
as Revolving Credit Agent


By:
      ----------------------------------
Name:
Title:

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